Companies and businesses acquired and divested	6 Months Ended
Jun. 30, 2024
Companies and Businesses Acquired and Divested [Abstract]
Companies and businesses acquired and divested
18. Companies and businesses acquired and divested
In February 2024 Aegon completed a strategic partnership with Nationwide Building Society (NBS) whereby Aegon acquired the existing financial planning service of NBS. The total consideration paid amounted EUR 41.2 million and a deferred consideration of EUR 11 million. The total fair value of the customer-related intangible asset recognized amounts
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EUR 29.8 million, the goodwill recognized amounts EUR 22.4 million. The goodwill represents the value of the assembled workforce, platform cost synergies and the ability of the established business to increase returns on an assembled collection of net assets.